EXHIBIT 10.2

AMG OIL LTD.

REGISTRATION RIGHTS AGREEMENT

          This Registration Rights Agreement (this “Agreement”) is made and entered into as of the ______day of February, 2006 between AMG Oil Ltd., a Nevada corporation (the “Company”), and the persons listed in Exhibit A (the Subscribers (as defined herein) and Jones, Gable & Company Limited (the “Agent”).

Recitals

          WHEREAS, the Company proposes to issue to the Subscribers units comprised of common shares in the capital of the Company (“Common Shares”) and warrants entitling the Subscribers to subscribe for common shares in the capital of the Company (“Warrant Shares”) pursuant to subscription agreements (the “Subscription Agreements”) as described in the agency agreement, dated February ______, 2006 (the “Agency Agreement”), between the Company and the Agent;

          WHEREAS, the Company proposes to issue to the Agent compensation options exercisable for units comprised of common shares in the capital of the Company (“Compensation Shares”) and warrants entitling the Agent to subscribe for common shares in the capital of the Company (“Compensation Warrant Shares”) pursuant to the Agency Agreement;

          WHEREAS, pursuant to the Agency Agreement and the Subscription Agreements, the Company has agreed to effect the registration of the Common Shares, Warrant Shares, Compensation Shares and Compensation Warrant Shares under the Securities Act (as hereinafter defined) on the terms and subject to the conditions set forth therein and herein;

          NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the parties hereby agree as follows:

1.           REGISTRATION RIGHTS.

               1.1      Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

                        (a)      “Closing” shall mean the closing of the initial sale of the Registrable Securities;

                         (b)      “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;

                       (c)      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended;

                       (d)      “Holder” shall mean any holder of Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 1.8 hereof.

                       (e)      “Registrable Securities” shall mean the (i) Common Shares, (ii) Warrant Shares, (iii) Compensation Shares, (iv) Compensation Warrant Shares, and (v) any common shares of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i), (ii), (iii) and (iv) above; provided, however, that Registrable Securities shall not include (a) any common shares of the Company which have previously been registered or which have been sold to the public either pursuant to a registered public offering or Rule 144, or (b) common shares of the Company held by a Holder that may immediately be sold under Rule 144.

                      (f)      The terms “register,” “registered” and “registration” shall refer to a registration effected by preparing and filing the Registration Statement, and the declaration or ordering of the effectiveness of such registration statement.

                      (g)      “Registration Expenses” shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, fees and disbursements of counsel for the Holders (which shall not exceed US$5000) and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

                      (h)      “Registration Statement” shall mean the registration statement filed pursuant to the Securities Act relating to the resale of the Registrable Securities by the Holders, and all amendments and supplements to such Registration Statement, including pre- and post-effective amendments.

                      (i)      “Rule 144” shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                      (j)      “Securities Act” shall mean the Securities Act of 1933, as amended.

                     (k)      “Selling Expenses” shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities.

                      (l)      “Subscribers” means the persons buying Registrable Securities pursuant to subscription agreements in the form agreed upon by the Agent and the Company that are listed in Exhibit A.

          1.2      Registration

                    (a)      The Company covenants to prepare and file with the Commission, as promptly as practicable following the Closing, a Registration Statement for an offering to be made on a continuous shelf basis following the date of effectiveness covering the resale of the Registrable Securities by the Holders. The Registration Statement shall be on Form S-3 under the Securities Act or another appropriate form selected by the Company permitting registration of the resale of the Registrable Securities by the Holders from time to time. The Company shall use its reasonable best efforts to cause the Registration Statement to become effective pursuant to the Securities Act within 180 days after the Closing.

                    (b)      The Registration Statement shall not be deemed to have become effective under the Securities Act (i) unless it has been filed and has been declared effective under the Securities Act by the Commission and remains effective pursuant to the Securities Act with respect to the disposition of all Registrable Securities on a continuous shelf basis until all such Registrable Securities are sold or cease to be Registrable Securities, or (ii) if the offering of the Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, cease trade order, injunction or other order or requirement of the Commission or any other governmental agency, court or stock exchange.

          1.3      Expenses of Registration. The Company shall pay all Registration Expenses whether or not such registration shall become effective.

          1.4      Registration Procedures. In the case of the registration effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

                    (a)      Keep such registration effective until all such Registrable Securities are sold or cease to be Registrable Securities;

                    (b)      Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement;

                    (c)      Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request after taking into account Rule 172 under the Securities Act;

                    (d)      Notify each seller of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, (i) no longer meets the requirements of Section 10(a)(3) of the Securities Act, or (ii) includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and that offers and sales of Registrable Securities in reliance on the prospectus included in the Registration Statement must cease. At the request of any such seller after taking into account Rule 172 under the Securities Act, the Corporation shall prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus used shall meet the requirements of Section 10(a)(3) of the Securities Act, or not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                    (e)      Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

                    (f)      Use its best efforts to obtain all other approvals, consents, exemptions, or authorizations from such governmental agencies or authorities as may be necessary to enable the Holders to consummate the disposition of the Registrable Securities;

                    (g)      Provide a transfer agent and registrar for all Registrable Securities registered pursuant to the Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                    (h)      Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

                    (i)      Subject to compliance with the requirements of the Securities Act, cooperate with the Holders to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities sold pursuant to the Registration Statement, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with instructions of the Holders that are provided to the Company; and

                    (j)      Furnish, on the date that the Registration Statement becomes effective, an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, substantially in the form attached as Exhibit “B” hereto, addressed to the Holders participating in such registration.

          1.5      Indemnification.

                    (a)      The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Agreement, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.5 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

                    (b)      Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants, and each person who controls the Company within the meaning of Section 15 of the Securities Act, each other such Holder, and each of their officers, directors, and partners, and each person controlling such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 1.5 exceed the gross proceeds from the offering received from such Holder.

                    (c)      Each party entitled to indemnification under this Section 1.5 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1.5, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                    (d)      If the indemnification provided for in this Section 1.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          1.6      Information by Holder. Each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Agreement.

          1.7      Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                    (a)      File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time it is subject to such reporting requirements;

                    (b)      So long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

          1.8      Transfer or Assignment of Registration Rights. The registration rights granted to a Holder by the Company under this Agreement may be transferred or assigned by a Holder provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities being transferred or assigned. Such transferees (other than transferees that acquire the Registrable Securities in a registered public offering or pursuant to a sale under Rule 144) shall, upon signing this agreement be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by the terms and provisions of this Agreement as if it were an original party hereto, and shall be deemed to be Holders under this Agreement.

          1.9      Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

2.      COVENANTS OF THE COMPANY.

          The Company hereby covenants and agrees, so long as any Holder owns any Registrable Securities, as follows:

          2.1      Maintain Listing. The Company covenants that, once it has registered the Registrable Securities under the Securities Act, it shall use its reasonable best efforts to maintain the listing of such securities on each stock exchange or quotation system on which such securities are listed or quoted.

3.      MISCELLANEOUS.

          3.1      Governing Law. This Agreement shall be governed in all respects by the laws of the Province of British Columbia.

          3.2      Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          3.3      Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least 50% of the Registrable Securities and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder. This Agreement may be amended to add additional stockholders as parties hereto with the consent of the Company only.

          3.4      Notices, etc. All notices and other communications required of permitted hereunder shall be in writing and shall be mailed by Canadian first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder, as indicated on the list of Holders attached hereto as Exhibit A, or at such other address or facsimile number as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Agent, to Suite 600, 110 Yonge Street, Toronto, Ontario M5C 1T6, Attention: Robb Hindson, Fax: 416-365-8037, or (c) if to the Company, at such address or facsimile number as the Company shall have furnished to each Holder in writing. All such notices and other written communications shall be effective on the date of mailing, confirmed facsimile transfer or delivery.

          3.5      Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

          3.6      Rights; Separability. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          3.7      Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

          3.8      Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

          3.9      Counterparts. This Agreement may be executed by facsimile in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

EXHIBIT A

List of Holders

EXHIBIT B
Opinion

<>, 2006

Jones, Gable & Corporation Limited
Suite 600
110 Yonge Street
Toronto, ON M5C 1T6

- and -

Goodman and Carr LLP
200 King Street West, Suite 2300
Toronto, ON
M5H 3W5

- and -

The persons listed on the attached Schedule “A” (collectively, the “Purchasers”)

Re:	AMG Oil Ltd.
Registration Statement on Form SB-2
Filed on <>, 2006

We have acted as legal counsel for AMG Oil Ltd., a Nevada corporation (the “Corporation”), in connection with the preparation of the Registration Statement on Form SB-2 (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), relating to the offering of the following securities by the selling shareholders named in the Registration Statement (the “Selling Shareholders”):

(a)

up to <> shares (the “Unit Shares”) of common stock forming part of the units (the “Units”) offered and sold by the Corporation to certain Selling Shareholders pursuant to the provisions of an agency agreement (the “Agency Agreement”) dated February <>, 2006 between the Corporation and Jones, Gable & Corporation Limited (the “Agent”), a Selling Shareholder;

(b)	up to <> shares (the “Warrant Shares”) of common stock issuable to certain Selling Shareholders assuming the exercise of outstanding common share purchase warrants forming part of the Units;

(c)

up to <> shares (the “Compensation Shares”) of common stock forming part of the Compensation Units (as defined in the Agency Agreement) issuable upon exercise by the Agent of Compensation Options issued pursuant to, and as defined in, the Agency Agreement; and

(d)

up to <> shares (together with the Unit Shares, Warrant Shares and the Compensation Shares, the “Registered Securities”) of common stock issuable to the Agent assuming the exercise of common share purchase warrants that will form part of the Compensation Units.

We have received verbal confirmation from Commission staff that the Corporation’s request to accelerate the effective date of the Registration Statement to <> a.m./p.m. (EST) on <>day,<>,

2006, pursuant to Rule 461 under the Securities Act has been granted by the Commission. Accordingly, we have assisted the Corporation in filing the related prospectus (the “Prospectus”) with the Commission pursuant to Rule 424(b)(4) under the Securities Act.

In rendering the opinions set forth below, we have reviewed: (i) the Registration Statement and the exhibits attached thereto; and (ii) the Prospectus.

For purposes of this opinion, we have not reviewed any documents other than the documents listed in (i) and (ii) above. In particular, we have not reviewed, and express no opinion on, any document (other than the documents listed in (i) and (ii) above) that is referred to or incorporated by reference into, the documents reviewed by me. We have assumed that the Corporation is not a “blank check company” within the meaning assigned that term in Rule 419 under the Securities Act.

To the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending before or contemplated by the Commission.

This opinion letter is provided at the request of the Agent pursuant to the Registration Rights Agreement dated February <>, 2006 among the Corporation and the Selling Shareholders.

On the basis of the foregoing and subject to the qualifications hereinafter expressed, we are of the opinion that the Registration Statement with respect to the Registered Securities has become effective under the Securities Act.

We note that the Corporation is an “ineligible issuer” within the meaning assigned in Rule 405 under the Securities Act, with the result that the use of a free writing prospectus (within the meaning assigned in Rule 405 under the Securities Act) in connection with the offering of the Registered Securities is not permitted. In addition, each Selling Shareholder will be required to return to the Corporation all certificates representing any of the Registered Securities not sold by such Selling Shareholder during the effective period of the Registration Statement for endorsement with any appropriate restrictive legend pursuant to the Securities Act, to the extent such Registered Securities constitute “restricted securities” within the meaning assigned in Rule 144 under the Securities Act at the end of the effective period of the Registration Statement.

We express no opinion as to the laws of any jurisdiction other than the federal securities laws of the United States of America under the Securities Act. The opinion expressed in this letter is rendered as of the date hereof and are based on our understandings and assumptions as to present facts, and on the application of applicable law as the same exists on the date hereof. We assume no obligation to update or supplement this opinion letter after the date hereof with respect to any facts or circumstances that may hereafter come to our attention or to reflect any changes in the facts or law that may hereafter occur or take effect.

The opinion in this letter is given solely for the benefit of the addressees hereof in connection with the transactions referred to herein and may not, in whole or in part, be used or relied upon by any other person or for any other purpose, without our prior written consent. This opinion is limited to the matters stated herein, and no opinion or belief is implied or may be inferred beyond the matters expressly stated herein.

Yours very truly,
<>*

*Licensed to Practice Law in the State of <>